UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2003

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

1-7296	Northern Illinois Gas Company	36-2863847
(Doing business as Nicor Gas Company)
(An Illinois Corporation)

1844 Ferry Road
Naperville, Illinois 60563-9600
(630) 983-8888

Item 5.    Other Events and Required FD Disclosure

Pursuant to Rule 412 of Regulation C under the Securities Act of 1933, as amended, the sections entitled “Legal Opinions” and “Experts” on page 8 of Northern Illinois Gas Company’s Registration Statement on Form S-3 (Registration No. 333-65486) are hereby amended and superseded in their entirety to read as follows:

LEGAL OPINIONS. Certain legal matters in connection with the offering of the New Bonds will be passed upon for us by Latham & Watkins LLP, 233 South Wacker Drive, Suite 5800, Chicago, Illinois 60606 and Mayer, Brown, Rowe and Maw LLP, 190 South LaSalle Street, Chicago, Illinois 60603, and for any underwriter, dealer or agent named in the applicable prospectus supplement by Pillsbury Winthrop LLP, One Battery Park Plaza, New York, New York 10004.

EXPERTS. The consolidated financial statements and the related financial statement schedule incorporated in this prospectus by reference from the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NICOR GAS COMPANY

By:	/s/ Kathleen L. Halloran
Kathleen L. Halloran Executive Vice President Finance and Administration

Date    December 2, 2003

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